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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________
                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) June 20, 2000
                                                 -------------



                             Digital Island, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                    000-26283                     680322824
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(State or other jurisdiction        (Commission                  (IRS Employer
         of incorporation)          File Number)             Identification No.)


   45 Fremont Street, 12th Floor, San Francisco, California          94105
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code     (415) 738-4100
                                                  -------------------



                                   Not Applicable
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         (Former name or former address, if changed since last report.)
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Item 5    OTHER EVENTS
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          On June 20, 2000, Digital Island, Compaq Computer Corporation, Intel
Corporation, and Microsoft Corporation announced a joint strategic alliance to extend Digital Island's infrastructure to provide broadcast-scale streaming media. As part of the alliance, Compaq, Intel and Microsoft agreed to make a combined $45 million equity investment in Digital Island. Digital Island also granted each party warrants to purchase up to 185,567 shares of Digital Island's common stock. In addition, Compaq Financial Services (CFS) has agreed to provide $50 million in equipment lease financing to Digital Island, to expedite the worldwide deployment of Compaq servers. CFS has also agreed to extend up to $50 million in lease financing to qualified Digital Island customers. The four companies have agreed to jointly market and promote Digital Island's Footprint(TM) content delivery services for streaming media.

          Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the press release dated June 20, 2000 announcing the strategic alliance.


Item 7    FINANCIAL STATEMENTS AND EXHIBITS
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      (c) Exhibits.  The following documents are filed as an exhibit to this
          --------   report:


          4.1 Amendment No. 2 to the Amended and Restated Investors' Rights Agreement

          99.1 Press Release, dated June 20, 2000, issued by the Company announcing the strategic alliance with Compaq Computer Corporation, Intel Corporation and Microsoft Corporation.


                                       2
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SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Digital Island, Inc.
                                    (Registrant)


Date: July 5, 2000                  By: /s/ T.L. Thompson
                                        -----------------------
                                        T.L. Thompson
                                        Chief Financial Officer


                                       3
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                                 EXHIBITS INDEX
                                 --------------


          Exhibit     Description
          -------     -----------

          4.1 Amendment No. 2 to the Amended and Restated Investors' Rights Agreement

          99.1 Press Release, dated June 20, 2000, issued by the Company announcing the strategic alliance with Compaq Computer Corporation, Intel Corporation and Microsoft Corporation.